SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                             SUMMIT BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                             SUMMIT BANCSHARES, INC.

                               1300 SUMMIT AVENUE
                             FORT WORTH, TEXAS 76102

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 2003

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Summit Bancshares, Inc. (the "Corporation") will be held at Fort Worth Botanic Garden at 3220 Botanic Garden Boulevard, Fort Worth, Texas on April 15, 2003 at 3:30 p.m., for the following purposes:

      1.    To elect a Board of Directors of the Corporation consisting of ten
            (10) persons.

      2. To ratify the appointment by the Board of Directors of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 2003

      3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

      Only those shareholders of record at the close of business on March 10, 2003, are entitled to notice of and to vote at the Annual Meeting of Shareholders or at any adjournment or adjournments thereof.

                                    IMPORTANT

      Your vote is important regardless of the number of shares you may own. The Corporation's management sincerely desires your presence at the annual meeting. However, so that we may be sure that your vote will be included, please sign and return the enclosed proxy promptly. If you wish to vote using the phone or internet, please follow the instructions on the enclosed proxy. Your proxy may be revoked at any time before it is voted.

                                       By Order of the Board of Directors,

                                       /s/ Philip E. Norwood

                                       Philip E. Norwood, Chairman of the Board,
March 12, 2003                         President and CEO
Fort Worth, Texas

                             SUMMIT BANCSHARES, INC.
                               1300 SUMMIT AVENUE
                             FORT WORTH, TEXAS 76102
                            TELEPHONE (817) 336-6817

                           PROXY STATEMENT FOR ANNUAL
                             MEETING OF SHAREHOLDERS
                            To Be Held April 15, 2003

      This statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUMMIT BANCSHARES, INC. (the "Board") to be used at the Annual Meeting of Shareholders of SUMMIT BANCSHARES, INC. (the "Corporation", which term, where the context requires, includes direct and indirect subsidiaries of Summit Bancshares Inc.) to be held at Fort Worth Botanic Garden at 3220 Botanic Garden Boulevard, Fort Worth, Texas on April 15, 2003, at 3:30 p.m., and at any adjournment or adjournments thereof. This Proxy Statement and accompanying proxy are being mailed on or about March 12, 2003, to the shareholders of the Corporation.

The Corporation's Annual Report to Shareholders for the year ended December 31, 2002, is being furnished with this Proxy Statement to the shareholders of record on March 10, 2003. The Annual Report to Shareholders does not constitute a part of the proxy soliciting material.

                               GENERAL INFORMATION

      The close of business on March 10, 2003, has been fixed as the record date for determining the shareholders entitled to vote at the Annual Meeting of Shareholders to be held on April 15, 2003.

      The Annual Meeting of Shareholders has been called for the purposes of (i) electing directors of the Corporation for the coming year, (ii) ratifying the appointment by the Board of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 2003, and (iii) transacting such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

      Whether you can attend the meeting or not, your vote is important. Shares can be voted at the meeting only if the owner is present or represented by proxy. Accordingly, it is requested that you sign and return the enclosed proxy in the envelope provided or you may electronically vote using the Internet or you may vote by phone.

      Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Corporation a written revocation thereof or a duly executed proxy bearing a later date.

      The cost of soliciting proxies will be borne by the Corporation. The solicitation will be made by mail. The Corporation will also supply brokerage firms and other custodians, nominees and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses in connection therewith. Certain directors, officers and employees of the Corporation, not specifically employed for the purpose, may solicit proxies, without remuneration therefore, by mail, telephone, telegraph or personal interview.

                      OUTSTANDING SHARES AND VOTING RIGHTS

      At the close of business on March 10, 2003, the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting of Shareholders, the Corporation had 6,179,017 shares of common stock, $1.25 par value (the "Common Stock"), issued and outstanding.

      The presence, in person or by proxy duly authorized in writing, of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum at the Annual Meeting of Shareholders.

      Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Corporation owned of record at the close of business on March 10, 2003. Cumulative voting for directors is not permitted. Directors are elected by plurality vote and, therefore, the ten (10) nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. The affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation represented and voting at the annual meeting of shareholders on the appointment of Stovall, Grandey & Whatley as independent auditors of the Corporation is required to ratify that appointment.

      All shares represented at the Annual Meeting in person or by proxy shall be counted in determining the presence of a quorum. Abstentions and broker non-votes (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will not be considered part of the voting power present with respect to any matter on which such shares are not voted.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

      The bylaws of the Corporation provide that the Board shall be comprised of not more than twenty-five (25) members and that each director shall be elected to serve until the next Annual Meeting of Shareholders and until his successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his predecessor or until the next election of directors by the shareholders of the Corporation.

      The Board of Directors has set the number of directors at ten (10) and has nominated the ten (10) persons named below for election to the Board of Directors of the Corporation.

      Names of the nominees for directors and other information about them appear in the following table. All of the nominees are now directors of the Corporation and have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. However, the Board has no reason to anticipate that any of the nominees will not be able to serve, if elected.

 Name and Age of
  Nominee; Years                     Principal Occupation for Past
Served as Director                  Five Years; Other Directorships
------------------                  -------------------------------

Philip E. Norwood         Mr. Norwood for at least the last five years has been
     Age 53               an officer and director of the Corporation.  His
Director Since 1984       positions with the Corporation are or have been as
                          follows:

                                   Position                      Term
                                   --------                      ----
                          Summit Bancshares, Inc.
                              Chairman of the Board   January 1998 to present
                              President/CEO           January 2001 to present
                              President/CEO           October 1993 to January
                                                      1998
                              Director                March 1984 to present

                          Summit Bank, N.A.
                          (successor entity to Summit Community Bank, N.A. and Summit National Bank following their merger effective May 2001*)

                              Chairman of the Board   May 2001 to present
                              President/CEO           May 2001 to present
                              Director                May 2001 to present

                          Summit Community Bank, N.A.*
                              Chairman of the Board   January 1998 to May 2001
                              President               July 1994 to May 2001
                              Director                January 1990 to May 2001

                          Summit National Bank*
                              President and Director  January 2001 to May 2001
                              Director                March 1983 to January 1996

 Elliott S. Garsek        Mr. Garsek for at least the last five years has
      Age 54              served as Chairman of the Board and as a
Director Since 1987       practicing attorney with the law firm of Barlow &
                          Garsek, a Professional Corporation. His positions with the Corporation include:

                          Summit Bancshares, Inc.
                              Director                April 1987 to present
                          Summit Bank, N.A. or a predecessor company
                              Director                June 1984 to present

 Ronald J. Goldman        Mr. Goldman for at least the last five years has
     Age 60               served as President of Ronnie's LLC, a corporation
Director Since 1984       engaged in retail sales of fine wines and gourmet
                          foods or involved in personal investments. His positions with the Corporation include:

                          Summit Bancshares, Inc.
                              Director                April 1984 to present
                          Summit Bank, N.A. or a predecessor company
                              Director                January 1975 to present

    F. S. Gunn            Mr. Gunn retired from the Corporation as an
      Age 69              employee on December 31, 1997.  He holds or has
Director Since 1979       held the following positions with the Corporation:

                          Summit Bancshares, Inc.
                              Vice Chairman of the
                              Board                   October 1993 to January
                                                      1998
                              President               January 1990 to January
                                                      1993
                              Director                January 1979 to present
                          Summit Bank, N.A. or a predecessor company
                              Director                January 1975 to present

 Robert L. Herchert       Mr. Herchert for at least the last five years has
      Age 60              served as Chairman of the Board or President and
Director Since 1998       Chief Executive Officer of Freese & Nichols, Inc.,
                          a consulting engineering company. His positions with the Corporation include:

                          Summit Bancshares, Inc.
                              Director                April 1998 to present
                          Summit Bank, N.A. or a predecessor company
                              Director                April 1996 to present

   Jay J. Lesok           Mr. Lesok for at least the last five years has
      Age 56              served as President of Cashmire Financial
Director Since 2001       Services, a mortgage company servicing real estate
                          mortgages in Fort Worth, Texas. His positions with the Corporation include:

                          Summit Bancshares, Inc.
                                 Director             April 2001 to present
                          Summit Bank, N.A. or a predecessor company
                                 Director             July 1995 to present

 William W. Meadows       Mr. Meadows for at least the last five years has
      Age 50              served as Executive Vice President of Wm. Rigg
Director Since 1991       Insurance Co., an insurance agency.  His positions
                          with the Corporation include:

                          Summit Bancshares, Inc.
                              Director                April 1991 to present
                          Summit Bank, N.A. or a predecessor company
                              Director                June 1984 to present

  James L. Murray         Mr. Murray retired from the Corporation as an
      Age 70              employee on December 31, 1997.  He holds or has
Director Since 1979       held the following positions with the Corporation:

                          Summit Bancshares, Inc.
                              Chairman of the Board   January 1985 to January
                                                      1998
                              Director                January 1979 to present
                          Summit Bank, N.A. or a predecessor company
                              Director                January 1975 to present

  Byron B. Searcy         Mr. Searcy for at least the last five years has
      Age 67              served as a commercial real estate broker
Director Since 1984       affiliated with Kelly, Geren, & Searcy, Inc. a
                          corporation engaged in the real estate brokerage business in Fort Worth, Texas, or its predecessor company. His positions with the Corporation include:

                          Summit Bancshares, Inc.
                              Director                April 1984 to present
                          Summit Bank, N.A. or a predecessor company.
                              Director                January 1975 to present

 Roderick D. Stepp        Mr. Stepp for at least the last five years has
      Age 65              served as President of M & M Manufacturing. L.P.,
Director Since 2001       a local  company manufacturing metal products in
                          Fort Worth, Texas. His positions with the
                          Corporation include:

                          Summit Bancshares, Inc.
                                Director              April 2001 to present
                          Summit Bank, N.A. or a predecessor company
                                Director              February 1998 to present

      No family relationships exist among the named Executive Officers and directors of the Corporation. No director of the Corporation is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE TEN (10) PERSONS NAMED ABOVE.

                               BOARD OF DIRECTORS

      Directors are elected annually by the shareholders of the Corporation for one year and hold office until their successors are elected and have qualified. Various meetings of the Board are held each year, including an annual meeting following the conclusion of the Annual Meeting of Shareholders. The Board has established an Executive Committee, an Audit Committee, a Compensation and Benefits Committee (the "Compensation Committee"), an Asset/Liability Management Committee (the "ALCO Committee"), and a Nominating Committee.

Executive Committee

      Members: Elliott S. Garsek (Chairman), Ronald J. Goldman, F. S. Gunn, Robert L. Herchert, William W. Meadows, James L. Murray, Philip E. Norwood and Byron B. Searcy.

      The Executive Committee, during intervals between meetings of the Board, has the authority to exercise all the powers of the full Board other than matters coming specifically within the purview of other committees of the Board and certain extraordinary corporate matters.

Audit Committee

      Members: Robert L. Herchert (Chairman), D. Jerrell Farr, F.S. Gunn, Jay J. Lesok and Roderick D. Stepp.

      The primary functions of the Audit Committee are to (i) meet with the independent auditors of the Corporation to review the annual audit and its results, (ii) review internal controls and procedures of the Corporation and
(iii) make recommendations to the Board as to the engagement of the independent auditors of the Corporation.

Compensation and Benefits Committee

      Members: William W. Meadows (Chairman), Ronald J. Goldman, F. S. Gunn, Robert L. Herchert and James L. Murray.

      The function of the Compensation Committee is to make recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation. The Compensation Committee is also responsible for the administration of the Incentive Stock Option Plan, the 401(k) Plan, the Supplemental Executive Retirement Plan, the Severance Agreement for Mr. Norwood and the Performance Compensation Plan of the Corporation. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION."

Asset/Liability Management Committee

      Members: Philip E. Norwood (Chairman), D. Jerrell Farr, Elliott S. Garsek, Jay J. Lesok, Roderick D. Stepp.

      The functions of the Asset/Liability Management Committee ("ALCO") are to review the implementation of the Corporation's asset and liability management functions and assure that those functions are carried out in a workable and productive fashion. The Committee is also responsible for monitoring asset and liability management objectives while working within the range of operating guidelines set forth in the Asset/Liability Management Policy.

Nominating Committee

      Members: Byron B. Searcy (Chairman), Elliott S. Garsek, Ronald J. Goldman, F.S. Gunn, William W. Meadows and James L. Murray.

      The function of the Nominating Committee is to make recommendations to the Board with regard to prospective new members of the Board of Directors.

Directors' Compensation

      During 2002 the Corporation paid each of its directors $100 for attendance at each meeting of the Board and $200 per committee meeting attended. In addition, each director was paid a quarterly retainer of $500. The Corporation paid a total of $26,500 in directors' fees and $27,400 in committee fees during 2002.

      During 2002 Summit Bank, N.A. paid each of its directors $300 for attendance at a meeting of the Board of Directors and $200 per committee meeting attended. Summit Bank, N.A. paid a total of $105,300 in directors' fees and $84,600 in committee fees during 2002.

Attendance at Board and Committee Meetings

      During 2002 there were five (5) meetings (including regularly scheduled and special meetings) of the Board, thirteen (13) meetings of the Executive Committee, four (4) meetings of the Audit Committee, five (5) meetings of the ALCO Committee, no (0) meetings of the Nominating Committee and three (3) meetings of the Compensation Committee. Each director, with the exception of William W. Meadows, attended at least seventy-five percent (75%) of the total number of meetings of the Board and Committees of the Board of which he was a member during 2002.

                                PROPOSAL NO. 2:

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to approval by the shareholders, the Board has, on the recommendation of the Audit Committee, selected the firm of Stovall, Grandey & Whatley, Certified Public Accountants, as independent auditors of the Corporation for its fiscal year ending December 31, 2003. Stovall, Grandey & Whatley has acted in such capacity for the Corporation since 1979 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Corporation, other than as independent auditors.

      Representatives of Stovall, Grandey & Whatley will be present at the Annual Meeting of Shareholders and will be given the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF STOVALL, GRANDEY & WHATLEY AS INDEPENDENT AUDITORS OF THE CORPORATION.

                             AUDIT COMMITTEE REPORT

      Notwithstanding anything to the contrary set forth in any of the Corporation's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

      The Audit Committee of the Board of Directors consists of the five directors whose names appear below. Each member of the Audit Committee is "independent" as defined in Rule 4200 (a) (15) of the National Association of Securities Dealers' listing standards.

      The Audit Committee's general role as a committee is to assist the Board of Directors in overseeing the Corporation's financial reporting process and related matters. Its specific responsibilities are set forth in its charter, which is reviewed by the Audit Committee at least annually.

      The Audit Committee has reviewed and discussed with the Corporation's management and Stovall, Grandey & Whatley, Certified Public Accountants, the Corporation's independent auditors, the audited financial statements of the Corporation contained in the Corporation's Annual Report to Shareholders for the year ended December 31, 2002.

      The Audit Committee has also discussed with the Corporation's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees). The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with the independent auditors such independent auditors' independence. The Audit Committee has also considered whether the provision of non-audit services to the Corporation by the independent auditor is compatible with maintaining their independence.

      Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission.

      This report is submitted on behalf of the Audit Committee.

                                 Robert L. Herchert, Chairman
                                 D. Jerrell Farr
                                 F.S. Gunn
                                 Jay J. Lesok
                                 Roderick D. Stepp

                            INDEPENDENT AUDITOR FEES

      In the fiscal year ended December 31, 2002, the Corporation's principal accountants, Stovall, Grandey & Whatley, Certified Public Accountants, billed the Corporation the following amounts for the categories of services set forth below:

      Audit Fees (including quarterly reviews)                        $71,750
      Financial Information Systems Design & Implementation Fees      $   -0-
      All Other Fees (consisting primarily of Tax services)           $ 7,500

                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

By Management

      The following table shows beneficial ownership of shares of Common Stock of the Corporation by each current director and Named Executive Officers (as defined below), individually, and as a group, at March 10, 2003.

                                Amount and
 Name of Beneficial              Nature of               Percent
  Owner or Number                Beneficial                of
of Persons in Group             Ownership(1)             Class(2)
-------------------             ------------             --------

Philip E. Norwood              153,208 shares(3)           2.5%

D. Jerrell Farr                 11,100 shares                *

Elliott S. Garsek               41,700 shares                *

Ronald J. Goldman              266,820 shares              4.3%

F. S. Gunn                     227,375 shares(4)           3.7%

Robert L. Herchert               4,770 shares                *

Jay J. Lesok                    12,700 shares                *

William W. Meadows              17,982 shares(5)             *

James L. Murray                150,026 shares              2.4%

Bob G. Scott                    44,800 shares(6)             *

Byron B. Searcy                 36,540 shares(7)             *

Rod D. Stepp                     6,000 shares                *

All directors and              973,021 shares(8)          15.6%
executive officers as
a group (11 persons)

* Less than one percent (1%) of all of the issued and outstanding shares of Common Stock.

(1) Based on information furnished by persons named and, except as otherwise indicated below, each person has sole voting power and investment power with respect to all shares of Common Stock owned by such person.

(2) Based on 6,220,467 shares of Common Stock issued and outstanding as of March 10, 2003, as adjusted for options exercisable within sixty (60) days of March 10, 2003 which are deemed outstanding for those shareholders who hold such options, pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3) Includes 144,024 shares of Common Stock owned of record, 3,184 shares of Common Stock owned by Mr. Norwood's children and 6,000 shares of Common Stock which Mr. Norwood has the right to acquire within sixty (60) days of March 10, 2003 pursuant to options granted to him under the Company's Stock Plans. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(4) Includes 185,944 shares of Common Stock owned of record and 41,431 shares of Common Stock held by a trust for which Mr. Gunn serves as a co-trustee.

(5) Includes 17,456 shares of Common Stock owned of record and 526 shares of Common Stock held in trust for the benefit of Mr. Meadows' children.

(6) Includes 7,950 shares of Common Stock owned of record, 1,400 shares of Common Stock owned by Mr. Scott's wife and 35,450 shares of Common Stock which Mr. Scott has the right to acquire within sixty (60) days of March 10, 2003 pursuant to options granted to him under the Company's Stock Plans. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(7) Includes 35,300 shares of Common Stock owned of record and 1,240 shares of Common Stock owned by Mr. Searcy's wife.

(8) Includes 41,450 shares of Common Stock with respect to which certain named Executive Officers of the Corporation have the right to acquire beneficial ownership within sixty (60) days of March 10, 2003 pursuant to options granted to them under the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

By Others

      As of March 10, 2003 there were no known beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers, directors and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities to file reports of ownership with the Securities and Exchange Commission.

      Based upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation, to the best knowledge of management of the Corporation, during 2002 no director, officer, or ten percent (10%) beneficial shareholder of Common Stock of the Corporation failed to timely file with the Securities and Exchange Commission one or more required reports on Form 3, 4 or 5 regarding transactions in securities of the Corporation.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

      The following table provides certain summary information concerning compensation paid or accrued by the Corporation, to or on behalf of the two most highly compensated executive officers of the Corporation, who were the only executive officers of the Corporation, (determined as of the end of the last fiscal year) (referred to in this Proxy Statement as the "Named Executive Officers") for the fiscal years ended December 31, 2000, 2001 and 2002:

                          SUMMARY COMPENSATION TABLE
------------------------------------------------------------
       Name and                         Annual Compensation         All Other
  Principal Position                    Salary        Bonus       Compensation
as of December 31, 2002       Year      ($)(1)        ($)(2)           ($)
--------------------------------------------------------------------------------
Philip E. Norwood             2002     $237,608      $31,226       $5,086(3)
Chairman of the Board         2001     $240,258      $37,298       $4,119(3)
President & CEO of the        2000     $227,812      $39,461       $3,464(3)
Corporation

Bob G. Scott                  2002     $136,500      $16,517       $1,188(4)
Executive Vice President      2001     $136,500      $19,884       $1,188(4)
and Chief Operating Officer   2000     $130,000      $24,723       $1,188(4)
of the Corporation

(1)   Includes salary and directors' fees, if applicable.

(2) The bonus amounts were paid pursuant to the Corporation's Performance Compensation Plan. (See detailed discussion beginning on page 18 of this Proxy Statement under "Board Compensation and Benefits Committee Report on Executive Compensation"). The amounts for 2002 were in recognition of achievements performed in 2001. The amounts for 2001 were in recognition of achievements performed in 2000. The amounts for 2000 were in recognition of achievements performed in 1999.

(3) Consists of premium payments with respect to term life insurance and dependent health coverage for the benefit of the Named Executive Officer in the amounts of:

                                    Dependent
                                     Health
                       Term Life    Coverage
            Year        Amount       Amount
            ----        ------       ------
            2002         $414        $4,672
            2001         $414        $3,705
            2000         $414        $3,050

(4) Consists of premium payments with respect to term life insurance and dependent health coverage for the benefit of the Named Executive Officer in the amounts of:

                       Term Life
            Year        Amount
            ----        ------
            2002        $1,188
            2001        $1,188
            2000        $1,188

Option Grants During 2002

      No grants of stock options were made to the Named Executives during 2002.

Option Exercises and Holdings

      The following table provides information with respect to the Named Executive Officers concerning the exercise of stock options during the last fiscal year and unexercised stock options held as of the end of December 31, 2002:

                          AGGREGATED OPTION EXERCISES
                              IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES

------------------------------------------
                                                                 Value of
                                               Number of        Unexercised
                                              Unexercised      In-the-Money
                                               Options at       Options at
                                              December 31,     December 31,
                                                2002(#)           2002($)
                                              --------------------------------
                      Shares       Value
                    Acquired on  Realized      Exercisable/     Exercisable/
Name                Exercise(#)   ($)(1)      Unexercisable    Unexercisable(2)
--------------------------------------------------------------------------------
Philip E. Norwood        -0-         -0-       6,000/9,000(3)     6,600/9,900

Bob G. Scott           1,750     $26,568      35,450/5,100(4)  $484,490/5,610

(1) Market value of underlying securities at exercise, minus the exercise price.

(2) Market value of underlying securities as of December 31, 2002 ($19.50, the closing bid price), minus the exercise price. These values, unlike the amounts set forth in the column headed, "Value Realized", have not been, and may never be, realized. The underlying options have not been, and may not be, exercised. Actual gains, if any, will depend on the value of the Company's stock on the date of exercise and the dollar amount realized on resale. There can be no assurance that the value shown will be realized.

(3)   These options are exercisable at $18.40 per share.

(4) Of these options 32,050 are exercisable at $4.50 per share and 8,500 are exercisable at $18.40 per share.

401(k) Plan

      Effective December 1, 1997, the Corporation established a contributory plan pursuant to Internal Revenue Code Section 401(k) covering substantially all employees (the "401(k) Plan"). Each year the Corporation determines, at its discretion, the amount, if any, of matching contributions. In 1997, 1998 and 1999, the Corporation did not make any matching contributions. For 2002, 2001 and 2000 the Board of Directors approved matching contributions of 100% of a participants deferral of annual compensation up to and including 6% of annual compensation. Also, the Board of Directors has approved the same matching contributions for the year 2003. In 2002 the Corporation made contributions to the corporation's 401(k) Plan on behalf of Mr. Norwood and Mr. Scott of $11,000 and $9,462 respectively

Supplemental Executive Retirement Plan

      Effective January 2002 the Board adopted a plan known as the Supplemental Executive Retirement Plan ("SERP"). The purpose of the SERP is to attract and retain employees of outstanding competence and to provide additional retirement benefits for such employees. The SERP would provide benefits to a select group of management employees, including the Corporation's Named Executive Officers who contribute materially to the continued growth, development and future business success of the Corporation. The SERP, and the individual agreements established thereunder, are intended to be administered by the Compensation Committee as unfunded welfare benefit plans established and maintained for the participants.

      Under the SERP, the Corporation will purchase an insurance policy. The policy is jointly owned by the Corporation and the participant with the policy providing benefits to the participant in the amount and in the manner specified by the participant's individual agreement. The Corporation shall make contributions, as determined in its sole discretion, sufficient to fund the premiums due under each policy. Over time, until the participant has reached retirement, portions of the cash value of the policy will be vested to the participant. However, the majority of the value will not accrue to the participant until retirement.

      Should the participant's employment be terminated for any reason, other than death, disability, or change of control of the Corporation before the participant's fifth anniversary of employment all benefits under the SERP will be forfeited. In the event of the participant's death at any time, the death benefit of the participant's policy would be immediately paid to the participant's beneficiary. In the event of disability of the participant or a change of control of the Corporation at any time, the cash value of the participant's policy would accrue to the participant.

      Should the participant's employment be terminated for any reason, other than death, disability, change of control of the Corporation or cause (which is defined in the plan), following the participant's fifth anniversary of employment, the cash value of the policy will be credited to the participant under the participant's policy upon the second anniversary of the participant's termination of employment. The transfer of benefits after the two years following termination is contingent on certain performance of non-competition and non-solicitation during the two year period. In the event of participant's death, the death benefits of the participant's policy would be immediately paid to the participant's beneficiary. In the event of disability or retirement of the participant, the policy benefits would be paid and performance of non-competition and non-solicitation would not apply. In the event of a change of control of the Corporation, the cash value of the participant's policy would accrue to the participant but subject to the non-competition and non-solicitation requirements of the plan.

      Should the Corporation terminate the SERP the full value of the policy at that time will become the property of the participant.

      The Corporation has entered into individual agreements with the Corporation's Named Executive Officers:

Participant and                                                               Surrender
Position as of                        Date of             Amount of         Value as of
December 31. 2002                     Agreement              Policy    January 27, 2003
Philip E. Norwood,                    January 28, 2002    $3,000,000           $200,105
Chairman of the Board, President &
Chief Executive Officer

Bob G. Scott,                         January 28, 2002    $1,800,000           $129,797
Executive Vice President &
Chief Executive Officer

      Prior to the adoption of the SERP, the Corporation had entered into another supplemental retirement plan, the Management Security Plan. That plan, in agreement with the participants, was cancelled and all benefits that would have been due the participants, except for previously employed participants, were forfeited. The related policies supporting that plan were redeemed and the cash surrender value of those policies was used to initially fund the SERP.

Severance Agreement

      Effective October 2000, the Board adopted a Severance Agreement ("Agreement") with Mr. Norwood. The Agreement provides certain benefits to Mr. Norwood in the event his employment is terminated by the Corporation for any reason other than for cause, which is fully defined in the Agreement.

      In the event of termination, other than for cause, Mr. Norwood would receive two years' salary to be paid over that period. In addition to salary, Mr. Norwood would also continue to receive certain insurance benefits for himself and his family plus other perquisites, the same as he was receiving prior to termination, for the same two year period.

      As a condition to receiving the salary and benefits Mr. Norwood agrees not to compete with the Corporation in Tarrant County or disclose any confidential, proprietary or sensitive corporate information relating to the business of the Corporation for the period that he receives compensation from the Corporation.

      This Agreement provides the Corporation with assurance that Mr. Norwood would continue to serve as an executive of the Corporation or a successor in a change of control situation.

Board Compensation and Benefits Committee Report on Executive Compensation

      Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filing.

      As of December 31, 2002, the Compensation and Benefits Committee (the "Committee") is comprised of the following non-employee members of the Board:
William W. Meadows (Chairman), Ronald J. Goldman, F.S. Gunn, Robert L. Herchert and James L. Murray. Among other duties, the Committee makes recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation.

      Compensation Philosophy. The Corporation's executive compensation policy incorporates the fundamental principle that executive compensation should be linked directly to corporate performance and increases in shareholder value, while concurrently ensuring that key employees are motivated and retained. The following objectives set forth the Committee's general guidelines for compensation decisions:

      - The Corporation must provide a competitive total compensation package that enables the Corporation to attract and retain key executives.

      - All of the Corporation's compensation programs must be integrated with the Corporation's annual and long-term business objectives so that executives remain focused on the fulfillment of these objectives.

      - The Corporation's compensation package must include a variable component that directly links compensation with the overall performance of the Corporation, thereby expressly aligning executive compensation with the interests of shareholders.

      Elements of Executive Compensation. The Committee regularly reviews the Corporation's compensation programs to ensure that remuneration levels and incentive opportunities are competitive and reflect performance by the Corporation and by the respective executive officer. The various components of the compensation programs for executive officers are discussed below.

      (i) Base Salary. Base salary levels are largely determined through comparison with banking organizations of a size similar to the Corporation's. Surveys are utilized to establish base salaries that are within the range of those persons holding positions of comparable responsibility at other banking organizations of a size and complexity similar to the Corporation. Actual base salaries also are intended to reflect individual performance contributions as determined through performance evaluations. In addition to individual job performance and the above-referenced market comparisons, other factors may be taken into consideration, such as cost of living increases as well as an individual's perceived potential with the Corporation. All executive officer base salary levels, which are reviewed annually, are considered by the Committee to be competitive and within a necessary and reasonable range.

      (ii) Performance Compensation Plan. The Board has approved a Performance Compensation Plan (the "Plan") for use within the Corporation. The Plan is administered by the Committee. The objective of the Plan is to create competitive levels of compensation tied directly to the attainment of performance objectives which the Committee believes are important for achieving long-term shareholder value. The Plan rewards all employees based on the attainment of certain goals of the Corporation. The executive officers of the Corporation are eligible to participate at the same level as all employees in relationship to their respective base salaries. In addition, the executive officers through a supplemental program earn additional compensation for achievement of those goals. The Committee annually determines the executive officers eligible to participate in the supplemental program of the Plan and the potential awards to be made for various levels of achievement under the Plan. The performance goals effective for 2002 included specific goals for growth, profits, asset quality and operational productivity. In 2002, the Named Executive Officers participated in the supplemental program for executive officers of the Corporation.

      All awards under the Plan are contingent on the Corporation attaining certain basic financial objectives such as return on assets and return on equity. For the executive officers a portion of each years annual award is deferred and held by the Corporation for payment at a later date. Under the Plan the deferral period is two years. The accumulated deferred payments may be reduced because of less than satisfactory performance in any one year.

      (iii) Stock Options. In 1993 the Board adopted the 1993 Incentive Stock Option Plan of Summit Bancshares, Inc. which was ratified by the shareholders of the Corporation at the 1993 annual meeting. In 1997 the Board adopted the 1997 Incentive Stock Option Plan of Summit Bancshares, Inc. which was ratified at the 1997 annual meeting. It is the Corporation's philosophy that awarding stock options to officers of the Corporation based upon their respective positions and contributions to the Corporation's overall success will help attract and retain high quality, results-oriented professionals committed to creating long-term shareholder value. The activity for 2002 of these plans can be found above under the heading "Option Exercises and Holdings" and in Note 12 to the Financial Statements in the Annual Report to Shareholders.

      (iv) Supplemental Executive Retirement Plan. Certain executive officers of the Corporation participate in a Supplemental Executive Retirement Plan that was approved by the Board of Directors of the Corporation in 2002 and is administered by the Committee. This plan is more fully described in this proxy statement beginning on page 16.

      (v) Severance Agreement. A Severance Agreement has been structured for one executive officer of the Corporation. This agreement is more fully described in this proxy statement on page 17.

      Through the programs described above, a significant portion of the Corporation's executive compensation program is linked directly to individual and corporate performance and long-term shareholder return. The Committee will continue to review all elements of executive compensation to ensure that the total compensation program, and each element therein, meets the Corporation's objectives and philosophy, as discussed above.

2002 Compensation of the Chief Executive Officer

      Mr. Norwood has served as chairman of the board, president and chief executive officer of the Corporation and Summit Bank, N.A. from January 2001 to present. Mr. Norwood's 2002 base salary was established by the Board of the Corporation on the Committee's recommendation, which was based on a survey of peer group institutions and the factors discussed under "Board Compensation and Benefits Committee Report on Executive Compensation." Mr. Norwood participates in the Performance Compensation Plan at the all employee level and the executive officer level. Because the Corporation did not meet certain basic financial objectives as required by the Performance Compensation Plan no awards were paid to employees or executives for performance for 2002. Had awards been made they would have been paid in January 2003. Mr. Norwood was paid $6,894 in January 2002 that had been deferred from awards earned in 2001 and 2000.

      In November 2001 the Committee granted options to the executive officers of the Corporation and Mr. Norwood was granted an option to purchase 15,000 shares at a price of $18.40. These options vest ratably over the following five years on the anniversary date of the grant. The Committee based its decision on a review of comparative compensation levels within the market of similar positions.

                                    THE COMPENSATION AND BENEFITS COMMITTEE OF
                                    THE BOARD OF DIRECTORS

                                    William W. Meadows, Chairman
                                    Ronald J. Goldman
                                    F. S. Gunn
                                    Robert L. Herchert
                                    James L. Murray

Compensation Committee Interlocks and Insider Participation

      No member of the Compensation Committee of the Board of Directors of the Corporation as it was constituted in 2002 was an officer or employee of the Corporation, or, except for Mr. Murray and Mr. Gunn, the retired Chairman and retired Vice Chairman of the Board of Directors of the Corporation, respectively, was formerly an officer of the Corporation or had any relationships requiring disclosure by the Corporation under Item 404 of Regulation S-K. During 2002 no executive officer of the Corporation (i) served as a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation, (ii) served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Corporation, or (iii) was a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Corporation.

Performance Graph

      The following graph compares the cumulative total shareholder return on the Common Stock of the Corporation with that of the CRSP Total Return Index ("Total Return Index") for The Nasdaq Stock Market (US) Index, a broad market index published by the Center for Research in Security Prices at the University of Chicago, and the NASDAQ Bank Stocks Index ("Bank Stocks Index"), a bank industry stock index also published by the Center for Research in Security Prices at the University of Chicago. The comparison for each of the periods assumes that $100 was invested on December 31, 1997 in each of the Common Stock of the Corporation, the stocks included in the Total Return Index for The NASDAQ Stock Market (US) Index and the Bank Stocks Index. These indexes, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
              AMONG THE CORPORATION, THE CRSP TOTAL RETURN INDEX
                    FOR THE NASDAQ STOCK MARKET (US) INDEX,
                       AND THE NASDAQ BANK STOCKS INDEX

     [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

---------------------------------------------------------------------------------------------
At December 31,             1997        1998        1999        2000        2001        2002
---------------------------------------------------------------------------------------------
Summit Bancshares, Inc.   $100.00     $ 89.19     $ 90.77     $108.28     $ 93.15     $100.91
---------------------------------------------------------------------------------------------
Total Return              $100.00     $140.99     $261.48     $157.42     $124.89     $ 86.33
---------------------------------------------------------------------------------------------
Bank Stocks               $100.00     $ 99.36     $ 95.51     $108.95     $117.97     $120.61
---------------------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

Loans

      Certain of the officers, directors and principal shareholders (and their affiliates) of the Corporation have deposit accounts and other transactions with the Corporation, including loans in the ordinary course of business. All loans or other extensions of credit made by the Corporation to officers, directors and principal shareholders of the Corporation, and to affiliates of such persons, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with independent third parties and did not involve more than the normal risks of collectibility or present other unfavorable features.

      The Corporation expects to continue to enter into such transactions all of which shall be subject to the insider lending restrictions of section 22(h) of the Federal Reserve Act and are in the ordinary course of business on similar terms with officers, directors and principal shareholders (and their affiliates) of the Corporation.

Other Transactions

      During the year ended 2002 the Corporation retained Barlow & Garsek, a Professional Corporation, to perform legal services. Elliott S. Garsek, a director of the Corporation, is a shareholder of Barlow & Garsek. Also in 2002, the Corporation engaged Kelly, Geren & Searcy as real estate brokers or advisors on certain real estate transactions. Byron B. Searcy, a director of the Corporation, is a commercial real estate broker affiliated with Kelly, Geren & Searcy, Inc.

                       ACTION TO BE TAKEN UNDER THE PROXY

      The accompanying proxy will be voted "FOR" election of the nominees for director and Proposal No. 2 unless the proxy is marked in such a manner as to withhold authority to so vote.

      The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting of Shareholders. If, however, any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the meeting from time to time.

                    DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices not later than November 21, 2003 for inclusion in the Corporation's Proxy Statement and accompanying proxy relating to the next Annual Meeting of Shareholders. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. It is anticipated that the next Annual Meeting of Shareholders will be held on or about April 20, 2004.

                                 ANNUAL REPORTS

      Form 10-K. A copy of the Corporation's 2002 Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Annual Report, which will be furnished upon payment of the Corporation's reasonable expenses in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to:

                             Summit Bancshares, Inc.
                                  P.O. Box 2665
                             Fort Worth, Texas 76113
                           Attention: Mr. Bob G. Scott

      2002 Annual Report to Shareholders. The Annual Report to Shareholders of the Corporation for the Fiscal Year ended December 31, 2002, is enclosed with this proxy statement. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of Proxies.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   By: /s/ Philip E. Norwood
                                       -----------------------------------------
                                       Philip E. Norwood, Chairman of the Board,
                                       President and CEO.
Fort Worth, Texas
March 12, 2003

                      [This Page Intentionally Left Blank]

SUMMIT BANCSHARES, INC.
1300 SUMMIT AVE.
SUITE 604
FORT WORTH, TX 76102

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Summit Bancshares, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                   SMTBN1     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

================================================================================
SUMMIT BANCSHARES, INC.

Vote On Directors

1.    ELECTION OF DIRECTORS - Nominees:

      01) Philip E. Norwood
      02) Elliott S. Garsek
      03) Ronald J. Goldman
      04) F.S. Gunn
      05) Robert L. Herchert
      06) Jay J. Lesok
      07) William W. Meadows
      08) James L. Murray
      09) Byron B. Searcy
      10) Roderick D. Stepp

      For     Withhold       For All
      All       All          Except
      |_|       |_|           |_|

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

--------------------------------------------------------------------------------

Vote On Proposals

2. APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS. Proposal to approve the appointment of Stovall, Grandey & Whatley as independent auditors of the Corporation for the fiscal year ending December 31, 2003, as described in PROPOSAL NO. 2 of the Proxy Statement dated March 12, 2003.

      For       Against        Abstain
      |_|         |_|            |_|

3. OTHER BUSINESS. In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

      For       Against        Abstain
      |_|         |_|            |_|

Please date this proxy and sign your name exactly as it appears hereon, and mail today. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this proxy should be signed by a duly authorized officer.

For address changes and/or comments, please check this box and write         |_|
them on the back where indicated

Please indicate if you plan to attend this meeting                 Yes       No
                                                                   |_|       |_|

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date      Signature (Joint Owners)     Date

================================================================================

================================================================================
                            SUMMIT BANCSHARES, INC.

     Proxy Solicited on Behalf of the Board of Directors of the Corporation
                       For Annual Meeting of Shareholders
                                 April 15, 2003

      The undersigned hereby constitutes and appoints James L. Murray, F.S. Gunn and Elliott S. Garsek, and each of them, proxies with full power of substitution to vote, as directed on the reverse side, all the shares of Common Stock of Summit Bancshares, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 10, 2003, at the Annual Meeting of Shareholders to be held at Fort Worth Botanic Garden, 3220 Botanic Garden Boulevard, Fort Worth, Texas, at 3:30 p.m. on April 15, 2003, and at any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED ON THE REVERSE SIDE, "FOR" PROPOSAL NO. 2, AND, IN THE DISCRETION OF THE PERSONS DESIGNATED HEREIN AS PROXIES, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. The undersigned hereby revokes any proxy or proxies heretofore given and hereby confirms all that said attorneys and proxies, or any of them, or their substitutes may do by virtue hereof. In addition, receipt of the 2002 Annual Report, the Notice of Annual Meeting and the Proxy Statement of Summit Bancshares, Inc. dated March 12, 2003, is hereby acknowledged.

Address Changes/Comments:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(If you noted address changes/comments above, please check the corresponding box on the reverse side.)

================================================================================